Exhibit 10.4

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) may be competitively harmful if publicly disclosed.

Amendment No. 4

to the

Collaboration and License Agreement

This Amendment No. 4 (“Amendment”) to the Collaboration and License Agreement effective November 16, 2022 as amended by Amendment No. 1 effective June 28, 2024, Amendment No. 2 effective October 7, 2025, and Amendment No. 3 effective May 16, 2026 (collectively the “Agreement”) by and between CytomX Therapeutics, Inc., having an address at 151 Oyster Point Blvd., Suite 400, South San Francisco, California 94080, U.S.A. (“CytomX”), and Regeneron Pharmaceuticals, Inc., a New York company with a business address located at 777 Old Saw Mill River Road, Tarrytown, NY 10591, U.S.A. (“Regeneron”) shall be effective as of May 31, 2026 (“Amendment No. 4 Effective Date”) IF DOCVARIABLE main_contracting_party_type \* CHARFORMAT Legal entity = "Physical person" " DOCVARIABLE main_contracting_party_title \* CHARFORMAT Contracting Party Title DOCVARIABLE main_contracting_party_first_name \* CHARFORMAT Contracting party first name DOCVARIABLE main_contracting_party_last_name \* CHARFORMAT Contracting party last name" \* CHARFORMAT. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Regeneron and CytomX wish to extend the period within which Regeneron may nominate certain Collaboration Programs; and

WHEREAS, Regeneron and CytomX wish to add additional Collaboration Programs to the Agreement.

NOW THEREFORE, in consideration of the foregoing and the agreements below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Section 1.82 of the Agreement shall be amended as follows:

“Section 1.82 “Program Selection Period” means a period of [***] commencing upon the Effective Date of the Agreement, and ending on [***].”

2. Section 2.1 of the Agreement shall be amended as follows:

“Section 2.1 Collaboration Overview. Regeneron and CytomX are entering into this research collaboration to identify up to [***] Licensed Products during the Collaboration Term. The Parties have agreed that [***] Collaboration Programs are the Initial Collaboration Programs.

3. Section 3.1.1 of the Agreement shall be deleted in its entirety and replaced with the following new Section 3.1.1:

“3.1.1 The Parties have agreed upon the Initial Collaboration Programs as of the Effective Date. At any time during the Program Selection Period, Regeneron shall have the option to nominate up to [***] additional Collaboration Programs, each focused on identifying Products which may include a combination of particular [***] for inclusion under this Agreement (such Collaboration Program, an “Additional Collaboration Program,” and such option, an “Additional Collaboration Program Option”).”

4. Section 7.2 of the Agreement shall be deleted in its entirety and replaced with the following new Section 7.2:

“Section 7.2 Additional Collaboration Program Option. If Regeneron exercises the Additional Collaboration Program Option pursuant to Section 3.1.1, and Regeneron provides an Additional Collaboration Program Notice pursuant to Section 3.1.2 with respect to the relevant Additional Collaboration Program, then after CytomX receives such Additional Collaboration Program Notice for such Additional Collaboration Program and within [***] of Regeneron’s receipt of an invoice from CytomX, Regeneron shall pay CytomX a [***].

5. Except as specifically amended herein, all other terms of the Agreement shall remain in full force and effect. The Parties may execute this Amendment in counterparts, each of which is deemed an original, but all of which together constitute one and the same agreement. The Amendment may be executed or delivered electronically or by facsimile transmission, and the Parties hereby agree that any electronic, digital, or facsimile signatures hereto are legal, valid and enforceable as originals.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 4 as of the Amendment No. 4 Effective Date.

Regeneron Pharmaceuticals, Inc. By: /s/ Kerry K. Reinertsen Name: Kerry K. Reinertsen, Ph.D. Title: Senior Vice President, Strategic Alliances Date: 5/29/2026	CytomX Therapeutics, Inc. By: /s/ Sean McCarthy Name: Sean McCarthy Title: Chief Executive Officer Date: 5/29/2026